UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2026

Nextpower Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41617	36-5047383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6200 Paseo Padre Parkway, Fremont, California 94555
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (510) 270-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001	NXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On January 27, 2026, Nextpower Inc. (the “Company”) issued a press release announcing its results for the third fiscal quarter ended December 31, 2025. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01     Other Events.
On January 27, 2026, the Company announced that the Board of Directors of the Company (the “Board”) approved a share repurchase program to repurchase up to an aggregate of $500 million of the Company's outstanding shares of Class A Common Stock (the “Common Stock”).
The share repurchase program has a term of three years and may be modified, suspended, or terminated at any time. The number of shares to be repurchased and the timing of repurchases will be determined by the Company in its discretion and will depend on a number of factors, including, but not limited to, stock price, trading volume, and general market conditions, along with the Company’s working capital requirements, general business conditions, and other factors. The Company's execution of the share repurchase program will depend on the market price of the Common Stock and other factors, and there can be no assurance that any shares will be repurchased under the share repurchase program.
Under the share repurchase program, the Company may purchase shares of its Common Stock from time to time through various means, including open market transactions, privately negotiated transactions, tender offers, or any combination thereof. In addition, open market repurchases of Common Stock may be made pursuant to trading plans established pursuant to Rule 10b5-1 under the Exchange Act, which would permit the Common Stock to be repurchased at a time that the Company might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions.

Forward-Looking Statements.
This current report on Form 8-K, including its exhibits, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s intended share repurchases. The words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, and important factors could cause actual results to differ materially from those anticipated, including but not limited to whether, to what extent, and when the Company will make any repurchases of its Common Stock under its share repurchase program. In light of these risks, uncertainties, and assumptions, our actual results, including the results of any share repurchases, could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on such risks is included within our quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2025 to be filed with the SEC, which will be available on our website at https://investors.nextpower.com and on the SEC’s website at www.sec.gov. Forward-looking statements contained in this current report on Form 8-K are made as of this date, and, except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 27, 2026
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nextpower Inc.

By:	/s/ Bruce Ledesma
Bruce Ledesma
Chief Legal & Compliance Officer
Date: January 27, 2026